UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2022
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware	001-37860		81-3434516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification Number)

1678 S. Pioneer Road	Salt Lake City	Utah	84104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Varex Imaging Corporation (the “Company”) was held on February 10, 2022. The final results for the votes of the Annual Meeting regarding each proposal voted on at the Annual Meeting are set forth in the following tables. Each of these proposals is described in detail in the Company’s proxy statement on Schedule 14A filed on December 28, 2021 (the “Proxy Statement”).

Proposal One:
The Company’s stockholders elected Jocelyn D. Chertoff, Timothy E. Guertin, Jay K. Kunkel, Ruediger Naumann-Etienne, Walter M Rosebrough, Jr., Sunny S. Sanyal and Christine A. Tsingos to serve as directors until the 2023 Annual Meeting of Stockholders:

	For	Withheld	Abstain	Broker Non-Votes
Jocelyn D. Chertoff	34,032,330	495,065	16,146	2,159,681
Timothy E. Guertin	34,071,182	460,223	12,136	2,159,681
Jay K. Kunkel	34,175,104	350,177	18,260	2,159,681
Ruediger Naumann-Etienne	34,171,810	358,132	13,599	2,159,681
Walter M Rosebrough, Jr.	33,969,959	555,060	18,522	2,159,681
Sunny S. Sanyal	34,237,529	292,046	13,966	2,159,681
Christine A. Tsingos	34,170,063	357,853	15,625	2,159,681

Proposal Two:
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
32,666,912	1,838,995	37,634	2,159,681

Proposal Three:
The Company’s stockholders approved the Varex Imaging Corporation 2017 Employee Stock Purchase Plan, as amended:

For	Against	Abstain	Broker Non-Votes
34,486,641	36,054	20,846	2,159,681

Proposal Four:
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2022:

For	Against	Abstain
36,611,875	60,666	30,681

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION
Dated: February 16, 2022	By:	/s/ KIMBERLEY E. HONEYSETT
Kimberley E. Honeysett
Senior Vice President, Chief Legal Officer, General Counsel and Corporate Secretary